CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-9

DERIVED 10/24/05

$52,700,000

Classes M-4, M-5, M-7 & M-8

Mezzanine Certificates Offered

(Approximate)

$16,200,000

Classes B-1 & B-2

Subordinate Certificates Offered

(Approximate)

$891,000,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-9

Credit Suisse First Boston Mortgage Acceptance Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CDR Analysis

MEZZANINE BONDS

The tables below show the Collateral Loss to Maturity, the Weighted-Average Life (WAL) and the Modified Duration of the referenced class at the Breakeven Constant Default Rate (CDR).  The Breakeven CDR is the highest CDR that can be sustained without a writedown to the referenced class assuming:

·

Various Prepayment Speeds

·

Various Interest Rate Stresses

·

Delinquency Trigger Fails (no stepdown)

·

60% Loss Severity

·

12-Month Lag from Default to Loss

Class M-4

				Collateral
	Prepayment Speeds		Breakeven	Loss
	ARMs (CPR)	FXD (HEP)	CDR	to Maturity	WAL	MD
Forward Libor + 2.00%	40%	23%	13.2%	13.8%	8.2	6.0
Forward Libor + 2.00%	55%	35%	17.7%	12.6%	5.5	4.4
Forward Libor + 2.00%	30%	15%	11.0%	15.5%	11.5	7.5
Forward Libor + 3.00%	55%	15%	16.7%	13.2%	7.4	5.3
Forward Libor - 1.00%	55%	35%	16.0%	11.6%	5.6	4.9

Class M-5

				Collateral
	Prepayment Speeds		Breakeven	Loss
	ARMs (CPR)	FXD (HEP)	CDR	to Maturity	WAL	MD
Forward Libor + 2.00%	40%	23%	11.4%	12.2%	8.6	6.2
Forward Libor + 2.00%	55%	35%	15.1%	11.0%	5.7	4.5
Forward Libor + 2.00%	30%	15%	9.6%	14.0%	11.6	7.6
Forward Libor + 3.00%	55%	15%	14.1%	11.5%	7.7	5.5
Forward Libor - 1.00%	55%	35%	13.5%	10.0%	5.9	5.1

Class M-7

				Collateral
	Prepayment Speeds		Breakeven	Loss
	ARMs (CPR)	FXD (HEP)	CDR	to Maturity	WAL	MD
Forward Libor + 2.00%	40%	23%	8.3%	9.3%	9.4	6.5
Forward Libor + 2.00%	55%	35%	10.6%	8.0%	6.1	4.7
Forward Libor + 2.00%	30%	15%	7.3%	11.2%	12.8	7.8
Forward Libor + 3.00%	55%	15%	9.9%	8.5%	9.2	6.1
Forward Libor - 1.00%	55%	35%	9.2%	7.0%	6.4	5.4

Class M-8

				Collateral
	Prepayment Speeds	Breakeven		Loss
	ARMs (CPR)	FXD (HEP)	CDR	to Maturity	WAL	MD
Forward Libor + 2.00%	40%	23%	7.2%	8.2%	10.1	6.8
Forward Libor + 2.00%	55%	35%	9.1%	7.0%	6.8	5.1
Forward Libor + 2.00%	30%	15%	6.5%	10.1%	14.0	8.2
Forward Libor + 3.00%	55%	15%	8.5%	7.4%	11.0	6.8
Forward Libor - 1.00%	55%	35%	7.7%	6.0%	7.0	5.8

CDR Analysis (continued)

SUBORDINATE BONDS

The tables below show the Collateral Loss to Maturity, the Weighted-Average Life (WAL) and the Modified Duration of the referenced class at the Breakeven Constant Default Rate (CDR).  The Breakeven CDR is the highest CDR that can be sustained without a writedown to the referenced class assuming:

·

Various Prepayment Speeds

·

Various Interest Rate Stresses

·

Delinquency Trigger Fails (no stepdown)

·

60% Loss Severity

·

12-Month Lag from Default to Loss

Class B-1

				Collateral
	Prepayment Speeds		Breakeven	Loss
	ARMs (CPR)	FXD (HEP)	CDR	to Maturity	WAL	MD
Forward Libor + 2.00%	40%	23%	6.2%	7.2%	10.5	6.8
Forward Libor + 2.00%	55%	35%	7.7%	6.0%	7.2	5.3
Forward Libor + 2.00%	30%	15%	5.7%	9.0%	14.1	8.0
Forward Libor + 3.00%	55%	15%	7.2%	6.4%	11.7	7.0
Forward Libor - 1.00%	55%	35%	6.3%	4.9%	7.3	5.9

Class B-2

			Collateral
	Prepayment Speeds	Breakeven	Loss
	ARMs (CPR)	FXD (HEP)	CDR	to Maturity	WAL	MD
Forward Libor + 2.00%	40%	23%	5.4%	6.3%	11.0	6.4
Forward Libor + 2.00%	55%	35%	6.5%	5.1%	7.4	5.0
Forward Libor + 2.00%	30%	15%	5.1%	8.2%	14.9	7.4
Forward Libor + 3.00%	55%	15%	6.2%	5.6%	12.9	6.9
Forward Libor - 1.00%	55%	35%	5.2%	4.1%	7.8	5.8

Appendix

Forward Libor: